UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2016

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 1, 2016, Xtant Medical Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), was notified by the NYSE MKT LLC (the “Exchange”) that NYSE Regulation has accepted the Company’s plan to regain compliance with the Exchange’s continued listing standards of the NYSE MKT Company Guide (the “Company Guide”) by February 15, 2018, subject to periodic review by the Exchange for compliance with the initiatives set forth in the plan. If the Company is not in compliance with the continued listing standards by February 15, 2018, or if the Company does not make progress consistent with the plan during the plan period, the NYSE Regulation staff may initiate delisting proceedings as appropriate.

As previously reported in a Current Report on Form 8-K filed on August 19, 2016, the Company was previously notified by the Exchange that the Company was not in compliance with the stockholders’ equity continued listing standards as set forth in Sections 1003(a)(i), (ii) and (iii) of the Company Guide. In order to maintain its listing, the Company submitted a plan of compliance on September 13, 2016, addressing how it intends to regain compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide by February 15, 2018.

The notice from the Exchange has no immediate impact on the listing of the Company’s common stock, which will continue to trade on the Exchange under the symbol “XTNT,” subject to periodic review by the Exchange. The listing of the Company’s common stock on the Exchange is being continued pursuant to an extension during the plan period.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements may include financial projections, revenue and earnings guidance and other statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. The Company expressly disclaims any current intention to update any forward-looking statement as a result of new information or future events or developments.

Item 7.01.       Regulation FD Disclosure.

On November 1, 2016, the Company issued a press release entitled “Xtant Medical Receives Approval of Compliance Plan from NYSE MKT,” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Xtant Medical Holdings, Inc. dated November 1, 2016, entitled “Xtant Medical Receives Approval of Compliance Plan from NYSE MKT”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2016
XTANT MEDICAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Xtant Medical Holdings, Inc. dated November 1, 2016, entitled “Xtant Medical Receives Approval of Compliance Plan from NYSE MKT”.